MANAGERS TRUST I

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

MANAGERS AMG FQ U.S. EQUITY FUND

Supplement dated September 15, 2009

to the Prospectus dated March 1, 2009 (as supplemented March 6, 2009)

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund (each a “Fund,” and collectively the “Funds”), each a series of Managers Trust I, contained in the Funds’ Prospectus (the “Prospectus”), dated and supplemented as noted above.

Nelson Wicas no longer serves as portfolio manager for the Funds and all references to Nelson Wicas in the Prospectus are hereby deleted. Christopher G. Luck and Jia Ye will continue to serve as portfolio managers jointly and primarily responsible for the day-to-day management of each Fund’s portfolio and for supervising the day-to-day operations of the portfolio management team dedicated to the Funds. Accordingly, all references in the Prospectus to the portfolio managers of each Fund shall now refer to Christopher G. Luck and Jia Ye.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE